SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 23, 1998


                     USA NETWORKS, INC. (formerly HSN, INC.)
               (Exact name of registrant as specified in charter)

                                    Delaware
                          (State or other jurisdiction
                                of incorporation)


               0-20570                                  59-2712887
       (Commission File No.)                   (IRS employer identification no.)


           152 West 57th Street, New York, NY                     10019
        (Address of principal executive offices)                (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 247-5810

ITEM 5.   OTHER EVENTS

      Stock Split. On February 23, 1998, USA Networks, Inc. (formerly HSN, Inc.) (the "Company") issued the press release attached hereto as
Exhibit 20.1 in connection with its announcement of a two-for-one stock split with respect to its Common Stock and Class B Common Stock. Such
Exhibit is incorporated herein by reference.

      Restated Certificate of Incorporation. On February 23, 1998, the Company filed the Restated Certificate of Incorporation attached hereto as Exhibit 3.1 with the State of Delaware Office of the Secretary of State.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

            (c)   Exhibits.

                  3.1 Restated Certificate of Incorporation of the Company, filed on February 23, 1998.

                  20.1 Press Release of the Company, dated February 23, 1998.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    USA NETWORKS, INC.



                                    By: /s/ Thomas J. Kuhn
                                    Name:   Thomas J. Kuhn
                                    Title:  Senior Vice President
                                            and General Counsel





Date:  February 23, 1998

                                 EXHIBIT INDEX



Exhibit
  No.                                   Description


  3.1                                   Restated Certificate of
                                        Incorporation of the Company,
                                        filed on February 23, 1998

 20.1                                   Press Release of the Company,
                                        dated February 23, 1998